Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

Report of Independent Auditors	F-1

Balance Sheet at March 31, 2008	F-2 – F-3

Statement of Operations and Accumulated Deficit as of March 31, 2008 and for the
Three Months Ended March 31, 2008	F-4

Statement of Cash Flows for the Three Months Ended March 31, 2008	F-5

Notes to Financial Statements	F-6 – F-9

To the Board of Directors
Inventa Technologies, Inc.
Moorestown, New Jersey

We have reviewed the accompanying balance sheet of Inventa Technologies, Inc. (a corporation) as of March 31, 2008, and the related statements of operations and accumulated deficit and cash flows for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management (owners) of Inventa Technologies, Inc.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data.  It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

ROWLAND, JOHNSON & COMPANY, P.A.

July 14, 2008

INVENTA TECHNOLOGIES, INC.
BALANCE SHEET
MARCH 31, 2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$2,077
Restricted cash	4,581
Accounts receivable	493,479
Other receivable	145,250
Work in process	108,784
Prepaid expenses	34,857

TOTAL CURRENT ASSETS		$789,028

NET PROPERTY AND EQUIPMENT		94,666

OTHER ASSETS
Capitalized software costs, net	1,500,858
Security deposits	20,015

TOTAL OTHER ASSETS		1,520,873

TOTAL ASSETS		$2,404,567

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Demand note payable	$125,000
Notes payable - related party	925,000
Accounts payable	72,543
Accrued expenses	191,571
Deferred revenues	439,389
Escrow liability	4,575

TOTAL CURRENT LIABILITIES		$1,758,078

LONG TERM LIABILITIES
Notes payable - related party		4,045,032

TOTAL LIABILITIES		5,803,110

COMMITMENTS

STOCKHOLDER'S EQUITY

Common stock
Class A, 500 shares issued and 150 outstanding, par .001	1
Class B, 4,500 shares issued and 2,850 outstanding, par .001	4
Additional paid-in capital	99,995
Accumulated deficit	(3,498,543)

TOTAL STOCKHOLDER'S EQUITY		(3,398,543)

TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY		$2,404,567

INVENTA TECHNOLOGIES, INC.
STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
THREE MONTHS ENDED MARCH 31, 2008

REVENUE
Enterprise systems management			$1,346,010

COST OF GOODS
Employment cost	$883,998
Employee benefits	69,748
Other personnel costs	147,019
Travel and entertainment	8,193
Facility and equipment	2,764

TOTAL COST OF GOODS			1,111,722

GROSS PROFIT			234,288

OPERATING EXPENSES
Employment cost	82,359
Employee benefits	5,271
Travel and entertainment	3,745
Facility and equipment	54,212
General and administrative	29,508
Professional services	2,790
Taxes and licenses	88
Depreciation and amortization	82,258

TOTAL OPERATING EXPENSES			260,231

LOSS FROM OPERATIONS			(25,943)

OTHER INCOME (EXPENSES)
Other income (expenses)	(9,564)
Interest expense	(13,385)

TOTAL OTHER INCOME (EXPENSES)			(22,949)

NET LOSS BEFORE INCOME TAXES			(48,892)

INCOME TAX BENEFIT			-

NET LOSS			(48,892)

ACCUMULATED DEFICIT
Beginning of period			(3,449,651)

End of period		$	(3,498,543)

See accompanying notes and accountant's review report.

INVENTA TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$	(48,892)
Adjustments to reconcile net loss to net cash used
by operating activities:
Depreciation and amortization		82,258
(Increase) decrease in operating assets:
Accounts receivable		16,034
Other receivables		(84,667)
Work in process		(50,684)
Prepaid expenses		31,006
Security deposits		1,235
Increase (decrease) in operating liabilities:
Accounts payable		(37,601)
Accrued expenses		44,301
Deferred revenues		(43,263)

TOTAL CASH USED BY OPERATING ACTIVITIES			$	(90,273)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment				(32,650)

CASH FLOWS FINANCING ACTIVITIES
Proceeds from demand note payable				125,000

NET CHANGE IN CASH				2,077

CASH AND CASH EQUIVALENTS
Beginning of period				-

End of period				$2,077

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID DURING THE PERIOD FOR
Interest				$544

See accompanying notes and accountant's review report.

INVENTA TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2008

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE COMPANY - Inventa Corporation was incorporated in California on October 26, 1988 and reincorporated as Inventa Technologies, Inc. on March 23, 2000.  On June 30, 2003, an Agreement of Plan and Merger was executed between Inventa Technologies, Inc. and Inventa Acquisition Corporation leaving Inventa Technologies, Inc. as the surviving entity.

The company provides Enterprise Systems Management services that monitor and manage customers' Information Technology (IT) environments.  This is accomplished by the utilization of pre-developed customized software and reports that provide solutions, trends and insights that allow businesses to extract immediate value from their IT investments.

RESTRICTED CASH AND ESCROW LIABILITY - Restricted cash is to be used for escrow liability for stockholders who could not be located from the 2003 stock split.

ACCOUNTS RECEIVABLE - Accounts receivable consist of amounts from merchandise and service sales.  Accounts receivable are stated at net realizable value, as adjusted for allowance for doubtful accounts.  The allowance is determined by review of receivables over 90 days old and additions to the allowance are based upon management’s judgment.

REVENUE RECOGNITION - The Company's revenue is derived from professional services that are generally provided to clients on either a fixed-price or time and materials basis.  The majority of revenue is from fixed-price engagements and is recognized using the percentage of completion method.  Revenue from time and material engagements are recognized as services are rendered.  Payments received in advance of services rendered are recorded as deferred revenue.  The Company reports revenue net of reimbursable expenses that are billed to and collected from clients.

SOFTWARE DEVELOPMENT COSTS - Pursuant to FAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed", the Company capitalizes all costs incurred to develop software after technological feasibility has been established.  Amortization of these development costs is computed using the straight-line method over the estimated useful lives, estimated to be 8 years.

PROPERTY AND EQUIPMENT - Property and equipment are stated at cost.  Depreciation is calculated using the straight-line method over the estimated useful lives of the assets which are generally 3 to 5 years.  Equipment acquired under capital lease is amortized on the straight-line basis over the shorter of the respective lease life or the asset's estimated useful life.  Leasehold improvements are amortized over the shorter of the lease term or the life of the asset.

INCOME TAXES - Income taxes are accounted for using an assets and liability approach.  Deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws.

The Company adopted the provisions of Financial Accounting Standards Board Interpretation No 48, “Accounting for Uncertainty in Income Taxes.”  The implementation of FIN 48 did not have a significant impact on our results of operations or financial position and, therefore, no amounts were reserved for uncertain tax positions as of March 31, 2008.

USE OF ESTIMATES – Management uses estimates and assumptions in preparing the financial statements in accordance with generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual amounts could differ from those estimates.

NOTE 2:  ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

March 31, 2008
Accounts receivable	$493,479
Less: Allowance for doubtful accounts	-

$493,479

For the three months ended March 31, 2008, the Company has determined there are no uncollectible accounts receivable.

NOTE 3:  PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

March 31, 2008

Equipment	$249,790
Furniture and fixtures	74,071
323,861
Less: Accumulated depreciation	(229,195)

$94,666

Depreciation expense amounted to $10,735 for the three months ended March 31, 2008.

NOTE 4:  CAPITALIZED SOFTWARE COSTS, NET

March 31, 2008

Capitalized software costs	$2,288,743
Less: Accumulated amortization	(787,885)

$1,500,858

Amortization expense for the three months ended March 31, 2008 was $71,523.

NOTE 5:  OTHER RECEIVABLE

Other receivable is comprised of the following:

March 31, 2008
Advances - officer	$145,250

Advances to officers were paid in full in May of 2008.

NOTE 6:  LINE OF CREDIT

The Company entered into a credit facility with Wachovia Bank in May 2007 which provided for a working capital line of credit for $250,000.  Interest is accrued at LIBOR plus 2.00%.  The loan is secured by substantially all of the personal property of the Company and expires on May 30, 2008, unless extended.  There outstanding balance on the line as of March 31, 2008 was $125,000.

NOTE 7:  LOAN PAYABLE - RELATED PARTIES

The Company has borrowed from a related corporation as of March 31, 2008.  Interest is accrued at LIBOR plus 2.50%.

In addition, the Company has outstanding borrowings of $4,045,032 from its majority stockholders as of March 31, 2008.  As of this date, interest has not been accrued and there are no specified repayment terms.

NOTE 8:  COMMITMENTS AND CONTINGENCIES

The Company had originally renewed their lease agreement for office space under an operating lease with Brandywine Operating Partnership, L.P.  The term of the lease was for three (3) years commencing June 1, 2005, and unless sooner terminated, expiring May 31, 2008.  The Landlord or Tenant had the right to terminate the lease at any time upon eight (8) months written notice to the other.  The Landlord terminated the lease effective as of October 5, 2007, and the Company leased the space through December 31, 2007 on a month-to-month basis. Rent expense under these operating leases was $8,818 for the three months ended March 31, 2008.

The company entered into an operating lease on November 30, 2007 with Saturn Holdings, LLC for new office space.  The term of the lease is for seven (7) years commencing on or around April 1, 2008 and expiring on or around March 31, 2015.  The Company also has a $1,375 month-to-month lease with the same lessor for temporary space until the new office is available.

Future minimum lease payments for the full lease term on the new lease are as follows:

Years Ending December 31,
2008	$68,438
2009	91,250
2010	91,250
2011	91,250
2012	91,250
Thereafter	205,313

$638,751

NOTE 9:  EMPLOYEE BENEFIT PLANS

Effective January 1, 1996 and as last amended on June 15, 2007, the Company adopted the Inventa Technologies, Inc. 401k Plan (the "Plan") which qualifies as a thrift plan under Section 401(k) of the Internal Revenue Code.  All full-time employees, except any employees covered by a collective bargaining agreement, are eligible to participate in the Plan.  Participants may contribute up to the maximum allowed by law of their earnings to the Plan.  The Company may make a discretionary matching amount.  The Company has not made any matching contribution for the three months ended March 31, 2008.

NOTE 10:  CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances at a financial institution located in Mt. Laurel, NJ.  The balance is insured by the Federal Deposit Insurance Corporation up to $100,000.  At March 31, 2008, the Company’s uninsured cash balance totaled $0.

NOTE 11:  SALES TO MAJOR CUSTOMERS

For the three months ended March 31, 2008, sales of services to certain customers exceeded 10% of the Company’s net sales for the respective periods.  Also, as of March 31, 2008, accounts receivable balances for certain customers exceeded 10% of the Company’s receivables at the respective dates.  The percentage of sales to and accounts receivable from each of these customers is reflected in the table below.

		Percentage
	Percentage	of Accounts
	of Sales -	Receivable -
	2008	2008

Customer 1	53	47
Customer 2	31	40

NOTE 12:  MAJOR SUBCONTRACTORS

For the three months ended March 31, 2008, purchases from certain subcontractors exceeded 10% of the Company's contract personnel expense.  The percentage for three subcontractors amounted to 78% for the period ended March 31, 2008.

NOTE 13:  INCOME TAXES

The Company has a Federal net operating loss carryover of approximately $46.6 million to offset future taxable income, if any, expiring in various years from December 2012 to December 2020.

The Company has a State net operating loss carryover of approximately $20 million.

The Company also has research and development credit carryovers of $196,602.

The deferred tax asset due to net operating loss carryforwards was approximately $15.8 million at December 31, 2007 and 2006 which has been offset by a valuation allowance.  Management believes it is more likely then not that all of the deferred tax asset will not be realized, so a valuation allowance has been established.

NOTE 14:  SUBSEQUENT EVENTS

On May 30, 2008, all of the outstanding stock of Inventa Technologies, Inc. was purchased by ANTs Software, Inc., a publicly traded software company based in Silicon Valley, with expertise in compatible, high-performance SQL database management systems.  The deal involved $3 million in cash, $2 million in 10.00% convertible debt, and twenty (20) million shares of ANTs stock.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Auditors’	F-11

Balance Sheets at December 31, 2007 and December 31, 2006	F-12 – F-13

Statements of Operations and Accumulated Deficit for the Years Ended December 31, 2007
and December 31, 2006	F-14 - F-15

Statements of Cash Flows for the Years Ended December 31, 2007 and December 31, 2006	F-16

Notes to Financial Statements	F-17 – F-22

To the Board of Directors
Inventa Technologies, Inc.
Moorestown, New Jersey

We have audited the accompanying balance sheets of Inventa Technologies, Inc. (a corporation) as of December 31, 2007 and 2006 and the related statements of operations and accumulated deficit and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Inventa Technologies, Inc. as of December 31, 2007 and 2006 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

ROWLAND, JOHNSON & COMPANY, P.A.

August 1, 2008

INVENTA TECHNOLOGIES, INC.
BALANCE SHEETS
ASSETS

	December 31,
	2007	2006

CURRENT ASSETS
Cash and cash equivalents	$-	$443,101
Restricted cash	4,581	4,581
Accounts receivable	509,513	524,344
Other receivables	60,583	22,900
Work in process	58,100	10,500
Prepaid expenses	65,863	13,847

TOTAL CURRENT ASSETS	698,640	1,019,273

NET PROPERTY AND EQUIPMENT	72,751	59,681

OTHER ASSETS
Capitalized software costs, net	1,572,381	1,693,041
Security deposits	21,250	-

TOTAL OTHER ASSETS	1,593,631	1,693,041

TOTAL ASSETS	$2,365,022	$2,771,995

See accompanying notes and independent auditor’s report.

LIABILITIES AND STOCKHOLDER'S EQUITY
	December 31,
	2007	2006

CURRENT LIABILITIES
Loans payable - related party	$925,000	$1,225,000
Accounts payable	110,144	49,912
Accrued expenses	147,270	249,368
Deferred revenues	482,652	532,178
Escrow liability	4,575	4,575

TOTAL CURRENT LIABILITIES	1,669,641	2,061,033

LONG-TERM LIABILITIES
Loans payable - related party	4,045,032	4,075,032

TOTAL LIABILITIES	5,714,673	6,136,065

COMMITMENTS

STOCKHOLDER'S EQUITY
Common stock
Class A, par .001, 500 shares authorized and 150 issued
and outstanding	1	1
Class B, par .001, 4,500 shares authorized and 2,850
issued and outstanding	4	4
Additional paid-in capital	99,995	99,995
Accumulated deficit	(3,449,651)	(3,464,070)

TOTAL STOCKHOLDER'S EQUITY	(3,349,651)	(3,364,070)

TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY	$2,365,022	$2,771,995

INVENTA TECHNOLOGIES, INC.
STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

	Years Ended December 31,
	2007	2006

REVENUE
Enterprise systems management	$5,392,201	$5,087,564

COST OF GOODS
Employment cost	3,416,757	3,141,896
Employee benefits	259,705	230,792
Other personnel costs	921,924	677,207
Travel and entertainment	54,874	37,245
Facility and equipment	5,668	6,496

TOTAL OPERATING EXPENSES	4,658,928	4,093,636

GROSS PROFIT	733,273	993,928

OPERATING EXPENSES
Employment cost	308,856	311,436
Employee benefits	21,137	22,425
Other personnel costs	-	3,279
Travel and entertainment	18,329	14,218
Facility and equipment	375,272	416,017
General and administrative	73,573	67,734
Professional services	36,378	47,347
Taxes and licenses	8,284	6,301
Depreciation and amortization	306,958	315,987
Other operating expenses	7,604	5,157

TOTAL OPERATING EXPENSES	1,156,391	1,209,901

LOSS FROM OPERATIONS	(423,118)	(215,973)

OTHER INCOME (EXPENSES)
Other income (expenses)	(33,256)	(23,822)
Interest expense	(99,030)	(119,023)

TOTAL OTHER INCOME (EXPENSES)	(132,286)	(142,845)

	Years Ended December 31,
	2007		2006

NET LOSS BEFORE INCOME TAXES (BENEFIT)	$	(555,404)	$	(358,818)

INCOME TAXES (BENEFIT)		(569,823)		(481,352)

NET INCOME		14,419		122,534

ACCUMULATED DEFICIT
Beginning of year		(3,464,070)		(3,586,604)

End of year	$	(3,449,651)	$	(3,464,070)

See accompanying notes and independent auditor’s report.

INVENTA TECHNOLOGIES, INC.
STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$14,419	$122,534
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	306,958	315,987
(Increase) decrease in operating assets:
Accounts receivable	14,381	101,667
Other receivables	(37,683)	(17,241)
Work in process	(47,600)	43,260
Prepaid expenses	(52,016)	27,565
Security deposits	(21,250)	-
Increase (decrease) in operating liabilities:
Accounts payable	60,232	7,641
Accrued expenses	(102,097)	143,226
Deferred revenues	(49,526)	(136,934)

NET CASH PROVIDED BY OPERATING ACTIVITIES	85,818	607,705

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(51,868)	(43,731)
Increase in capitalized software costs	(147,051)	-

NET CASH USED IN INVESTING ACTIVITIES	(198,919)	(43,731)

CASH FLOWS FINANCING ACTIVITIES
Principal payments on notes payable - related party	(300,000)	(300,000)
Repayment of loans payable - related party	(30,000)	(5,660)

NET CASH USED IN FINANCING ACTIVITIES	(330,000)	(305,660)

NET CHANGE IN CASH	(443,101)	258,314

CASH AND CASH EQUIVALENTS
Beginning of year	443,101	184,787

End of year	$-	$443,101

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID DURING THE YEAR FOR
Interest	$68,393	$100,000

See accompanying notes and independent auditor’s report.

INVENTA TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

THE COMPANY - Inventa Corporation was incorporated in California on October 26, 1988 and reincorporated as Inventa Technologies, Inc. on March 23, 2000.  On June 30, 2003, an Agreement of Plan and Merger was executed between Inventa Technologies, Inc. and Inventa Acquisition Corporation leaving Inventa Technologies, Inc. as the surviving entity.

The company provides Enterprise Systems Management services that monitor and manage customers' Information Technology (IT) environments.  This is accomplished by the utilization of pre-developed customized software and reports that provide solutions, trends and insights that allow businesses to extract immediate value from their IT investments.

RESTRICTED CASH AND ESCROW LIABILITY - Restricted cash is to be used for escrow liability for shareholders who could not be located from the 2003 stock split.

ACCOUNTS RECEIVABLE - Accounts receivable consist of amounts from merchandise and service sales.  Accounts receivable are stated at net realizable value, as adjusted for allowance for doubtful accounts.  The allowance is determined by review of receivables over 90 days old and additions to the allowance are based upon management’s judgment.

REVENUE RECOGNITION - The Company's revenue is derived from professional services that are generally provided to clients on either a fixed-price or time and materials basis.  The majority of revenue is from fixed-price engagements and is recognized using the percentage of completion method.  Revenue from time and material engagements are recognized as services are rendered.  Payments received in advance of services rendered are recorded as deferred revenue.  The Company reports revenue net of reimbursable expenses that are billed to and collected from clients.

SOFTWARE DEVELOPMENT COSTS - Pursuant to FAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed", the Company capitalizes all costs incurred to develop software after technological feasibility has been established.  Amortization of these development costs is computed using the straight-line method over the estimated useful lives, estimated to be 8 years.

PROPERTY AND EQUIPMENT - Property and equipment are stated at cost.  Depreciation is calculated using the straight-line method over the estimated useful lives of the assets which are generally 3 to 5 years.  Equipment acquired under capital lease is amortized on the straight-line basis over the shorter of the respective lease life or the asset's estimated useful life.  Leasehold improvements are amortized over the shorter of the lease term or the life of the asset.

INCOME TAXES - Income taxes are accounted for using an assets and liability approach.  Deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws.

The Company adopted the provisions of Financial Accounting Standards Board Interpretation No 48, “Accounting for Uncertainty in Income Taxes.”  The implementation of FIN 48 did not have a significant impact on our results of operations or financial position and, therefore, no amounts were reserved for uncertain tax positions as of December 31, 2007 and 2006.

USE OF ESTIMATES - Management uses estimates and assumptions in preparing the financial statements in accordance with generally accepted accounting principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual amounts could differ from those estimates.

NOTE 2:  ACCOUNTS RECEIVABLE

Accounts receivable consist of the following:

	December 31,
	2007	2006

Accounts receivable	$509,513	$524,344
Less: Allowance for doubtful accounts	-	-

	$509,513	$524,344

For the years ended December 31, 2007 and 2006, the Company has determined there are no uncollectible accounts receivable.

NOTE 3:  PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

	December 31,
	2007	2006

Equipment	$217,140	$176,807
Furniture and fixtures	74,071	74,071
Leasehold improvements	140,467	140,467
	431,678	391,345
Less: Accumulated depreciation	(358,927)	(331,664)

	$72,751	$59,681

Depreciation expense amounted to $39,247 and $48,275 for the years ended December 31, 2007 and 2006, respectively.

NOTE 4:  CAPITALIZED SOFTWARE COSTS, NET

	December 31,
	2007	2006
Capitalized software costs	$2,288,742	$2,141,691

Less: Accumulated amortization	(716,361)	(448,650)

	$1,572,381	$1,693,041

Amortization expense for each of the years ended December 31, 2007 and 2006 was $267,711.

Future estimated amortization expense is as follows:

Years Ending December 31,
2008	$286,093
2009	286,093
2010	286,093
2011	286,093
2012	286,093
Thereafter	141,916

$1,572,381

NOTE 5:  OTHER RECEIVABLES

Other receivables are comprised of the following:

	December 31,
	2007	2006

Advances - employees	$-	$1,000
Advances - officer	60,200	15,900
Insurance refund receivable	-	6,000
Contract reimbursable expense	383	-

	$60,583	$22,900

Advances to officers were paid in full in May of 2008.

NOTE 6:  LINE OF CREDIT

The Company entered into a credit facility with Wachovia Bank in May 2007 which provided for a working capital line of credit for $250,000.  Interest is accrued at LIBOR plus 2.00%.  The loan is secured by substantially all of the personal property of the Company and expires on May 30, 2008, unless extended.  There are no outstanding balances on the line as of December 31, 2007 and 2006.

NOTE 7:  LOANS PAYABLE - RELATED PARTIES

The Company has borrowed $925,000 and $1,225,000, respectively from a related corporation as of December 31, 2007 and 2006.  Interest is accrued at LIBOR plus 2.50%.

In addition, the Company has outstanding borrowings of $4,045,032 and $4,075,032 from its majority shareholders as of December 31, 2007 and 2006, respectively.  As of this date, interest has not been accrued and there are no specified repayment terms.

NOTE 8:  COMMITMENTS AND CONTINGENCIES

The Company had originally renewed their lease agreement for office space under an operating lease with Brandywine Operating Partnership, L.P.  The term of the lease was for three (3) years commencing June 1, 2005, and unless sooner terminated, expiring May 31, 2008.  The Landlord or Tenant had the right to terminate the lease at any time upon eight (8) months written notice to the other.  The Landlord terminated the lease effective as of October 5, 2007, and the Company leased the space through December 31, 2007 on a month-to-month basis. Rent expense under these operating leases was $190,848 and $151,076, respectively for the years ended December 31, 2007 and 2006.

The Company entered into an operating lease on November 30, 2007 with Saturn Holdings, LLC for new office space.  The term of the lease is for seven (7) years commencing on or around April 1, 2008 and expiring on or around March 31, 2015.  The Company also has a $1,375 month-to-month lease with the same lessor for temporary space until the new office is available.

Future minimum lease payments for the full lease term on the new lease are as follows:

Years Ending December 31,
2008	$68,438
2009	91,250
2010	91,250
2011	91,250
2012	91,250
Thereafter	205,313

$638,751

NOTE 9:  EMPLOYEE BENEFIT PLAN

Effective January 1, 1996 and as last amended on June 15, 2007, the Company adopted the Inventa Technologies, Inc. 401k Plan (the "Plan") which qualifies as a thrift plan under Section 401(k) of the Internal Revenue Code.  All full-time employees, except any employees covered by a collective bargaining agreement, are eligible to participate in the Plan.  Participants may contribute up to the maximum allowed by law of their earnings to the Plan.  The Company may make a discretionary matching amount.  The Company has not made any matching contribution for the years ended December 31, 2007 and 2006.

NOTE 10:  CONCENTRATIONS OF CREDIT RISK

The Company maintains its cash balances at a financial institution located in Mt. Laurel, NJ.  The balance is insured by the Federal Deposit Insurance Corporation up to $100,000.  At December 31, 2007 and 2006, the Company’s uninsured cash balance totaled $0 and $353,098, respectively.

NOTE 11:  SALES TO MAJOR CUSTOMERS

For the years ended December 31, 2007 and 2006, sales of services to certain customers exceeded 10% of the Company’s net sales for the respective periods.  Also, as of December 31, 2007 and 2006, accounts receivable balances for certain customers exceeded 10% of the Company’s receivables at the respective dates.  The percentage of sales to and accounts receivable from each of these customers is reflected in the table below.

	Percentage		Percentage
	of Sales		of Accounts Receivable
	2007	2006	2007	2006

Customer 1	53	37	42	40
Customer 2	22	16	46	26
Customer 3	-	16	-	14

NOTE 12:  MAJOR SUBCONTRACTORS

For the years ended December 31, 2007 and 2006, purchases from certain subcontractors exceeded 10% of the Company's contract personnel expense.  The percentage for two-three subcontractors amounted to 73% and 95% for the years ended December 31, 2007 and 2006, respectively.

NOTE 13:  INCOME TAXES (BENEFIT)

The provision for income taxes consists of the following:

	Years Ended December 31,
	2007		2006

Federal		$19,493		$59,845
State		8,812		18,212
Utilization of net operating loss carryforward		(28,305)		(78,058)
State business technology credit		(569,823)		(481,352)
Deferred, net of valuation allowance		-		-

Total	$	(569,823)	$	(481,352)

The effective federal income tax rates are lower than the statutory rates due to the effect of state income taxes.  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The Company has a Federal net operating loss carryover of approximately $46.6 million to offset future taxable income, if any, expiring in various years from December 2012 to December 2020.

The Company also has research and development credit carryovers of $196,602.

The Company has a State net operating loss carryover of approximately $20 million.  The State of New Jersey minimum taxes are included in taxes and licenses.  The Company has obtained State of New Jersey business tax technology credits which are generated by the benefit of selling a portion of their net operating loss to another technology company under the New Jersey Emergency Technology and Biotechnology Financial Assistance Program.

The deferred tax asset due to net operating loss carryforwards was approximately $15.8 million at December 31, 2007 and 2006 which has been offset by a valuation allowance.  Management believes it is more likely then not that all of the deferred tax asset will not be realized, so a valuation allowance has been established.

NOTE 14:  PRIOR PERIOD ADJUSTMENTS

The Company has determined that as of the beginning of 2006 there were changes needed to prior period information.  Management determined that goodwill should be written off and a correction to the calculation of work in progress was necessary.  The impact of these changes is presented below:

Accumulated deficit, January 1, 2006, as previously reported	$	(3,553,453)
Goodwill write off		(10,111)
Work in process change		(23,040)

Accumulated deficit, January 1, 2006, as restated	$	(3,586,604)

NOTE 15:  SUBSEQUENT EVENTS

On May 30, 2008, all of the outstanding stock of Inventa Technologies, Inc. was purchased by ANTs Software, Inc., a publicly traded software company based in Silicon Valley, with expertise in compatible, high-performance SQL database management systems.  The deal involved $3 million in cash, $2 million in 10.00% convertible debt, and twenty (20) million shares of ANTs stock.